UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 5(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2010
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Clay Street, Suite 1600, Houston, Texas 77002 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     In connection with the recent promotion of Chris Herbold to the position of Vice President — Accounting and Chief Accounting Officer of Plains All American Pipeline, L.P. (“PAA”), Mr. Herbold’s annual salary has been increased to $160,000.
     On September 9, 2010, PAA entered into transaction grant agreements with Greg L. Armstrong, Harry N. Pefanis and Al Swanson, pursuant to which these individuals acquired phantom common units, phantom series A subordinated units and phantom series B subordinated units representing a portion of the limited partner interests of PAA Natural Gas Storage, L.P. (“PNG”) issued to PAA in connection with PNG’s IPO. Distribution equivalent rights, payable by PAA in cash, were also granted with respect to the phantom common units and phantom series A subordinated units. The phantom units will vest and be payable as follows: (i) the phantom common units will vest 50% on May 5, 2011 and 50% on May 5, 2012, and be payable one-for-one by PAA in Common Units of PNG; (ii) the phantom series A subordinated units will vest in connection with the conversion of the Series A Subordinated Units into Common Units, and be payable one-for-one by PAA in Common Units of PNG; and (iii) the phantom series B subordinated units will vest in tranches of 20%, 21%, 15%, 22% and 22%, respectively, in connection with the conversion of the First through Fifth Tranches of Series B Subordinated Units. Upon vesting, the phantom series B subordinated units will be payable one-for-one by PAA in Series A Subordinated Units or Common Units of PNG it receives upon conversion of the Series B Subordinated Units. Any phantom series A subordinated units and any phantom series B subordinated units that have not vested as of December 18, 2018 will be automatically cancelled on such date.
     The number of phantom units of each class or series granted by PAA to Messrs. Armstrong, Pefanis and Swanson is set forth below:

		Phantom	Phantom
		Series A	Series B
	Phantom	Subordinated	Subordinated
	Common Units	Units	Units	Total
Greg L. Armstrong	62,000	62,000	62,000	186,000
Harry N. Pefanis	42,000	42,000	42,000	126,000
Al Swanson	21,000	21,000	21,000	63,000
     Terms used but not defined herein have the meanings set forth in such agreement or in the Second Amended and Restated Agreement of Limited Partnership of PNG.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P

Date: September 10, 2010	By:	PAA GP LLC, its general partner
	By:	Plains AAP, L.P., its sole member
	By:	Plains All American GP LLC, its general partner

	By:	/s/ Al Swanson

		Name:	Al Swanson
		Title :	Senior Vice President and Chief Financial Officer